UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2025

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Waugh Drive, Suite 400 Houston, Texas	77007
(Address of principal executive offices)	(Zip code)

(713) 424-4247

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2025, the stockholders of Prairie Operating Co. (the “Company”) approved an amendment (the “Amendment”) to the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “LTIP”). As further described below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), the Company’s stockholders approved the Amendment at the Company’s Annual Meeting of Stockholders that was held on June 4, 2025 (the “Annual Meeting”). The Amendment increases the number of shares of the Company’s common stock that the Company may issue under the LTIP from 7,500,000 shares to 15,000,000 shares. A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, only stockholders of record at the close of business on April 8, 2025, the record date for the Annual Meeting (the “Record Date”), were entitled to vote. As of the Record Date, 42,942,127 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 35,686,743 shares of the Company’s Common Stock were voted in person or by proxy for the three proposals set forth below, each of which is described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 22, 2025.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the director nominees below to the Board of Directors of the Company to hold office until the 2026 Annual Meeting of Stockholders or until their successors are elected, by the vote indicated below:

Director Nominees	Votes For	Votes Against	Broker Non-Votes
Edward Kovalik	31,001,682	154,347	4,445,399
Gary C. Hanna	31,014,903	151,038	4,445,399
Gizman I. Abbas	30,385,645	763,242	4,445,399
Richard N. Frommer	30,966,222	189,377	4,445,399
Jonathan H. Gray	30,483,593	674,103	4,445,399
Stephen Lee	30,426,826	730,466	4,445,399
Erik Thoresen	30,481,335	675,269	4,445,399

Proposal No. 2 - Approval of an Amendment to the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan

The Company’s stockholders approved the Amendment, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,659,688	13,545,776	35,880	4,445,399

Proposal No. 3 - Ratification of the Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025, by the vote indicated below:

Votes For	Votes Against	Abstentions
35,512,443	72,544	101,756

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 1 to the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

PRAIRIE OPERATING CO.

By:	/s/ Daniel T. Sweeney
Name:	Daniel T. Sweeney
Title:	Executive Vice President, General Counsel & Corporate Secretary